UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 25, 2013

VIDABLE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49672	88-0408213
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1802 N. Carson Street, Suite 108, Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 887-0670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 25, 2013, Lino Luciani resigned as our President, Chief Financial Officer, and Secretary. The board of directors appointed Michael Cribbin as a director to fill a vacancy on the board of directors. The board of directors then appointed Mr. Cribbin as our President, Chief Financial Officer, and Secretary. Thereafter, Mr. Luciani resigned as a director. Mr. Luciani’s resignation as a director was not based on any disagreement with us on any matter relating to our operations, policies or practices.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	Resignations of Lino Luciani as an officer and director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDABLE INC. (Registrant)

Date: April 1, 2013	By:	/s/ Michael Cribbin
Michael Cribbin, President

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